UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
April 13, 2009
APPROACH RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33801	51-0424817
(State or other jurisdiction of incorporation	(Commission file number)	(I.R.S. employer identification number)
or organization)

One Ridgmar Centre
6500 W. Freeway, Suite 800
Fort Worth, Texas	76116
(Address of principal executive office)	(Zip code)
(817) 989-9000
(Registrant’s telephone number, including area code)
Not applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On April 13, 2009, Approach Resources Inc. (the “Company”) entered into a fourth amendment (the “Fourth Amendment”) to its Credit Agreement dated as of January 18, 2008, as previously amended by letter amendments dated as of February 19, 2008 and May 6, 2008 and a third amendment dated as of August 26, 2008 (as amended, the “Credit Agreement”). The Fourth Amendment was entered into on April 13, 2009, to be effective as of April 8, 2009.
     The Fourth Amendment reaffirms the current borrowing base and commitment of $100,000,000 under the Credit Agreement. The Fourth Amendment also revises the applicable rate schedule to (i) increase the Eurodollar rate margin from a range of 1.25% to 2.00% to a range of 2.25% to 3.25%, determined by the then-current percentage of the borrowing base that is drawn, (ii) increase the base rate margin from a flat rate of 0.00% to a range of 1.25% to 2.25%, determined by the then-current percentage of the borrowing base that is drawn, and (iii) increase the unused commitment fee rate from 0.375% to 0.50%.
     The foregoing description of the terms of the Fourth Amendment is qualified in its entirety by the Fourth Amendment, which is filed hereto as Exhibit 10.1 to this current report and is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth under Item 1.01 above is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Amendment dated as of April 8, 2009 to Credit Agreement among Approach Resources Inc., as borrower, The Frost National Bank, as administrative agent and lender, JPMorgan Chase Bank, NA, Fortis Capital Corp. and KeyBank National Association as lenders, and Approach Oil & Gas Inc., Approach Oil & Gas (Canada) Inc. and Approach Resources I, LP, as guarantors, dated as of January 18, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPROACH RESOURCES INC.
By:	/s/ J. Curtis Henderson
J. Curtis Henderson
Executive Vice President and General Counsel

Date: April 15, 2009

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment dated as of April 8, 2009 to Credit Agreement among Approach Resources Inc., as borrower, The Frost National Bank, as administrative agent and lender, JPMorgan Chase Bank, NA, Fortis Capital Corp. and KeyBank National Association as lenders, and Approach Oil & Gas Inc., Approach Oil & Gas (Canada) Inc. and Approach Resources I, LP, as guarantors, dated as of January 18, 2008.